Exhibit 10.68

AMENDMENT TO THE CONSULTING AGREEMENT

This Amendment (the “Amendment”) to the Consulting Agreement is effective as of July 6, 2012 (the “Amendment Effective Date”), by and between THE MEDICINES COMPANY, a Delaware corporation with its principal place of business located at 8 Sylvan Way, Parsippany, New Jersey 07054 (the “Company”) and STRATEGIC IMAGERY, LLC, having an address of 315 South Shore Drive, Sarasota, Florida 34234 (the “Consultant”). The Company and the Consultant shall, at times throughout this Amendment, be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties are parties to a certain Consulting Agreement, dated as of July 6, 2012 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and for other good and valuable consideration, the Parties agree that, as of the Amendment Effective Date, the Agreement is amended as follows:

1.    Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

4.1
During the Term of this Agreement, the Company will pay the Consultant hourly consulting fees in the amount of $500. Consultant is authorized to spend a maximum of 240 hours in connection with the Services. The total amount payable for the Services under this Agreement shall not exceed $120,000 without prior written authorization from Company. The Company's payment of the fees specified in this Agreement constitutes full payment to Consultant for the Services and Consultant shall not receive any other compensation or benefits for the Services. If, however, the Company requests a modification of the Services, the Parties shall agree in writing to adjust the fee accordingly.

2.    Capitalized terms used herein but not otherwise defined in this Amendment shall have the meanings provided in the Agreement.

3.    Except as modified in this Amendment, the remainder of the Agreement shall remain in effect. This Amendment shall be deemed to be part of the Agreement and, as modified in accordance herewith, the Agreement is hereby ratified and declared in full force and effect.

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IN WITNESS WHEREOF, each Party is signing this Agreement on the date stated below that Party's signature.

THE MEDICINES COMPANY

By:    /s/ Clive A. Meanwell
Name:     Clive A. Meanwell
Title:    Chairman and Chief Executive Officer

Dated:        12/3/12

STRATEGIC IMAGERY, LLC

By:     /s/ Robert G. Savage
Name:     Robert G. Savage
Title:    President

Dated:        12/3/12